EXHIBIT 99.1
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EXL ANNOUNCES HIRE OF MATTHEW W. ("MATT") APPEL, AS VICE
PRESIDENT AND CHIEF FINANCIAL OFFICER, DESIGNATE

ExlService Holdings, Inc. ("EXL") (Nasdaq: EXLS) announced that Matt Appel has joined as Vice President effective February 28, 2007. Matt will assume the role of Chief Financial Officer of EXL after EXL files its 2006 annual report with the Securities and Exchange Commission.

Matt has 30 years of  professional  experience in finance and Business  Process
Outsourcing ("BPO") and was most recently with Electronic Data Systems Corporation from 2006 to 2007 as Vice President, BPO Product Management where he was responsible for strategy and business plan development and investment prioritization for EDS' BPO product portfolio. From 2003 to 2005, Matt was Vice President, Finance & Administration BPO at EDS. From 2001 to 2003, Matt was
Senior Vice President of Finance & Accounting BPO at Affiliated Computer Services, Inc. where he was responsible for the general management of the finance & accounting BPO business.

Previously, Matt worked for Tenneco Inc., serving as their Vice President, Financial Analysis and Planning as well as President of Tenneco Business
Services, their shared services captive. He also served as Controller, Treasurer and Director of Internal Audit for Tenneco's wholly owned subsidiary Newport News Shipbuilding. Matt started his career at Arthur Andersen where he worked in the Firm's audit practice. Matt is a Certified Public Accountant and Certified Management Accountant and holds an MBA in Accounting and a BA in Business Administration from Rutgers University. Matt will be based in EXL's headquarters in New York.

Matt Appel stated "EXL continues to succeed in the offshore BPO industry based on its talented and entrepreneurial management team, a best-in-class offshore delivery engine, and a strong focus on customer satisfaction and intimacy. I could not be more excited to join EXL at this point in its evolution and look forward to working with the entire senior management team in building value for our customers, employees, and shareholders."

Vikram Talwar, EXL's CEO and Vice-Chairman stated "Matt is a mature and seasoned business executive with a strong track record of success in the BPO industry. Matt will be a key asset for EXL as we execute on our strategic vision of becoming a trusted partner for our clients as they transform and outsource business processes. Matt brings to us a unique blend of functional experience, a deep background in BPO and a strong familiarity with India. Matt's understanding of the business environment in which EXL operates is unparalleled and I look forward to working with him as my partner."

Rohit Kapoor, EXL's President & CFO stated "Matt is a critical addition to the EXL senior management team and I am excited to have him as our Chief Financial Officer. Matt has a world-class accounting background and brings his deep understanding of the BPO industry to EXL. Some of the key areas in which we expect Matt to add immediate strategic value to EXL include the following: strategic investment prioritization and plan development, internal and external financial reporting, enhancement of our back-end system scalability, and enhancement of our merger and acquisition integration capabilities."

ABOUT EXLSERVICE HOLDINGS, INC.:

ExlService Holdings, Inc. is a recognized provider of end to end offshore services, including (BPO), research and analytics, and risk advisory services. It primarily serves the needs of Global 1000 companies in the banking, financial services and insurance sector. EXL is headquartered at 350 Park Avenue, New York, NY.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THOSE STATEMENTS BECAUSE THEY ARE SUBJECT TO NUMEROUS UNCERTAINTIES AND FACTORS RELATING TO THE COMPANY'S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL. FORWARD-LOOKING STATEMENTS INCLUDE INFORMATION
CONCERNING THE COMPANY'S POSSIBLE OR ASSUMED FUTURE RESULTS OF OPERATIONS, INCLUDING DESCRIPTIONS OF ITS BUSINESS STRATEGY. THESE STATEMENTS OFTEN INCLUDE WORDS SUCH AS "MAY," "WILL," "SHOULD," "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND," "PLAN," "ESTIMATE" OR SIMILAR EXPRESSIONS. THESE STATEMENTS ARE BASED ON ASSUMPTIONS THAT WE HAVE MADE IN LIGHT OF MANAGEMENT'S EXPERIENCE IN THE INDUSTRY AS WELL AS ITS PERCEPTIONS OF HISTORICAL TRENDS, CURRENT CONDITIONS, EXPECTED FUTURE DEVELOPMENTS AND OTHER FACTORS IT BELIEVES ARE APPROPRIATE UNDER THE CIRCUMSTANCES. YOU SHOULD UNDERSTAND THAT THESE STATEMENTS ARE NOT GUARANTEES OF PERFORMANCE OR RESULTS. THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND ASSUMPTIONS. ALTHOUGH THE COMPANY BELIEVES THAT THESE FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, YOU SHOULD BE AWARE THAT MANY FACTORS COULD AFFECT THE COMPANY'S ACTUAL FINANCIAL RESULTS OR RESULTS OF OPERATIONS AND COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS. THESE FACTORS ARE DISCUSSED IN MORE DETAILS IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S REGISTRATION STATEMENT ON FORM S-1. THESE RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IMPLIED BY FORWARD-LOOKING STATEMENTS IN THIS RELEASE.

YOU SHOULD KEEP IN MIND THAT ANY FORWARD-LOOKING STATEMENT MADE HEREIN, OR ELSEWHERE, SPEAKS ONLY AS OF THE DATE ON WHICH IT IS MADE. NEW RISKS AND UNCERTAINTIES COME UP FROM TIME TO TIME, AND IT IS IMPOSSIBLE TO PREDICT THESE EVENTS OR HOW THEY MAY AFFECT THE COMPANY. THE COMPANY HAS NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF, EXCEPT AS REQUIRED BY FEDERAL SECURITIES LAWS.